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              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2000


                  EXPLORE TECHNOLOGIES, INC.
         --------------------------------------------
    (Exact name of registrant as specified in its charter)


NEVADA                                      88-0419476
------                                      ----------
(State or other jurisdiction of             (I.R.S. Employer
incorporation or organization)              Identification No.)

Suite 505 -1155 Robson St.,
Vancouver, British Columbia, Canada         V6E 1B5
-----------------------------------         -------
(Address of principal executive offices)    (Zip Code)

Registrants telephone number, including area code (604) 689-1659

Commission File Number: 0-25553


-------------------------------             ----------
(Former name or former address,             (Zip Code)
if changed since last report.)



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

The Company has entered into a merger agreement dated May 23, 2000 (the "Merger Agreement") with Cashsurfers, Inc. ("Cashsurfers")
for the acquisition of an Internet based technology business known
as "Cashsurfers" (the "Cashsurfers Business").   The Merger
Agreement contains the following general provisions:


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1.	The Company will issue 12,849,480 shares of the Company's
common stock to the shareholders of Cashsurfers upon completion of the Merger;

2.	The Company will file a registration statement on Form S-4
with the Securities and Exchange Commission in order to qualify the issue of the shares of the Company's common stock upon completion of the Merger;

3.	The Merger is subject to approval by the shareholders of
each of the Company and Cashsurfers;

4.	The Company is obligated to raise in excess of $2,500,000 by the private placement of the Company's common stock as a condition of completion of the Merger by June 8, 2000. The proceeds of the private placement will be used to fund the operation and development of the Cashsurfers Business.

There is no assurance that the conditions of the Merger will be satisfied, including approval of the merger by the shareholders of the Company and Cashsurfers and completion of the required private placement financing by the Company. If the Company is not successful in completing the Merger for any reason, then the Company will not have any active business operations or properties. In this event, the Company plans to pursue the acquisition of an Internet or technology based business. Although the Company has entered into the Merger Agreement, there is no assurance that the acquisition will be completed. The Company does not have any present arrangements for additional equity financing and there is no assurance that additional equity financing could be obtained.

The terms and conditions of the Merger Agreement, were determined through arms-length negotiations between the representatives of the Company and Cashsurfers.

The preceding information is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is included with this report as Exhibit 1.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

None

ITEM 5. OTHER EVENTS

None

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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

On May 23, 2000, the following directors and officers resigned their positions with the Company:

Director/Officer	Position held		Date of Resignation
----------------        -------------           -------------------

Peter Bell              Director/Secretary      May 23, 2000
                        Secretary and
                        Treasurer
Ross W.J. Bailey        Director                May 23, 2000
Richard Douglas Wilson  Director                May 23, 2000
Neil Murray-Lyon        Director                May 23, 2000

None of the Company's directors who have resigned have delivered to the Company any notice of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

The following persons were appointed directors and officers of the Company concurrent with the resignation of the Company's previous board of directors:

Director/Officer	Position held		Date of Resignation
----------------        -------------           -------------------

Charlo Barbosa          Director/C.E.O.         May 23, 2000
Rod Jao                 Director/ President     May 23, 2000
Noah Mapstead           Director/C.O.O.         May 23, 2000
                        Secretary and
                        Treasurer


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The consolidated financial statements of Cashsurfers are not included in this report but shall be filed by amendment within the next sixty (60) days.

The most recent financial information for the Company can be found in its Form 10K-SB filed by the Company with the SEC on May 12, 1999. Such information is incorporated by reference herein.

Exhibit Number         Description

1                      Agreement and Plan of Merger


ITEM 8.  CHANGE IN FISCAL YEAR

None



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                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


EXPLORE TECHNOLOGIES, INC.


/s/ Charlo Barbosa
__________________________________
CHARLO BARBOSA, Director
Chief Executive Officer


Date:         June 7, 2000